UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2009
DUOYUAN PRINTING, INC.
(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation)	000-27129 (Commission File Number)	91-1922225 (IRS Employer Identification No.)

No. 3 Jinyuan Road
Daxing Industrial Development Zone
Beijing, People’s Republic of China	102600
(Address of Principal Executive Offices)	(Zip Code)
+86 10 6021 2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.
     On November 12, 2009, Duoyuan Printing, Inc. (the “Company”) completed the issuance and sale of 6,455,918 shares (the “Shares”) of its common shares, par value $0.001 per share (the “Common Shares”), pursuant to an Underwriting Agreement, dated November 5, 2009, between the Company and the underwriters named therein. The sale of the Common Shares was made pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-161813) filed with the Securities and Exchange Commission. A copy of the new form of certificate for the Company’s Common Shares is attached as Exhibit 4.1 and is hereby incorporated by reference into this Item 8.01.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
Exhibit 4.1	Form of Certificate representing the common stock, par value $0.001, of Duoyuan Printing, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUOYUAN PRINTING, INC. (REGISTRANT)
Date: November 16, 2009	By:	/s/ Christopher Patrick Holbert
		Name:	Christopher Patrick Holbert
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit 4.1	Form of Certificate representing the common stock, par value $0.001, of Duoyuan Printing, Inc.